                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                November 28, 2001



                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                 0-09781                              74-2099724
     (State or other jurisdiction              (Commission File Number)                     (IRS Employer
           of incorporation)                                                             Identification No.)


          1600 Smith Street, Dept. HQSEO, Houston, Texas                                     77002
             (Address of principal executive offices)                                     (Zip Code)

                                 (713) 324-2950
              (Registrant's telephone number, including area code)

Item 5.         Other Events.
                ------------

                On November 28, 2001, Continental Airlines, Inc., a Delaware corporation (the "Company"), entered into an Purchase Agreement, filed herewith as Exhibit 1.1 and incorporated herein by reference, with the underwriter named therein with respect to the issue and sale by the Company (the
"Offering") of up to 7,751,000 (including 1,011,000 shares subject to the underwriter's overallotment option) of its Class B common stock (the "Common Stock") in an underwritten public offering. The Company expects to close the offering in respect of all 7,751,000 shares of Common Stock on December 3, 2001.

                The Company files herewith those exhibits listed in Item 7(c) below relating to its Registration Statement on Form S-3 (File No. 333-71906) as filed with the Securities and Exchange Commission on October 19, 2001.


Item 7.         Financial Statements and Exhibits.
                ---------------------------------

                (c) Exhibits

                    1.1 Purchase Agreement, dated November 28, 2001, by and between Continental Airlines, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                    5.1 Opinion of Vinson & Elkins L.L.P., as to the validity of the securities.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONTINENTAL AIRLINES, INC.



                                         By: /s/ JENNIFER L. VOGEL
                                            ------------------------------------
                                             Jennifer L. Vogel
                                             Vice President and General Counsel



December 3, 2001




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

                                  EXHIBIT INDEX


  1.1 Purchase Agreement, dated November 28, 2001, by and between Continental Airlines, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  5.1 Opinion of Vinson & Elkins L.L.P., as to the validity of the securities.





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